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                                                                  EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 333-37337.

                                   ARTHUR ANDERSEN LLP

Roseland, New Jersey
March 30, 1998